UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 1, 2017

FIRST SOUTH BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

VIRGINIA	0-22219	56-1999749
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1311 Carolina Avenue, Washington, North Carolina	27889
(Address of principal executive offices)	(Zip Code)

(252) 946-4178

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the consummation on November 1, 2017, of the transactions contemplated by the Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) dated as of June 9, 2017, by and between First South Bancorp, Inc. (the “Registrant”) and Carolina Financial Corporation (“CARO”). Pursuant to the Merger Agreement, on November 1, 2017 (the “Effective Time”), the Registrant merged with and into CARO (the “Merger”), with CARO as the surviving corporation in the Merger. Immediately following the consummation of the Merger, First South Bank, a wholly owned subsidiary of the Registrant, merged with and into CresCom Bank, a wholly owned subsidiary of CARO (the “Bank Merger”), with CresCom Bank as the surviving bank in the Bank Merger.

Pursuant to the Merger Agreement, holders of the Registrant’s common stock have a right to receive 0.5064 shares of the common stock of CARO, par value $0.01 per share for each share of the Registrant’s common stock held immediately prior to the Effective Time.

The foregoing description of the Merger Agreement does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 15, 2017, and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On November 1, 2017, the Registrant completed the Merger pursuant to the Merger Agreement. As a result of the Merger, the Registrant’s separate corporate existence ceased and CARO continued as the surviving corporation.

The disclosure set forth in the Introductory Note is incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

The disclosure set forth in the Introductory Note is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The directors of CARO in office immediately prior to the Merger will serve as directors of the surviving corporation. In addition, CARO has appointed Frederick N. Holscher and Lindsey A. Crisp, each of whom was a member of the Registrant’s board of directors, to the board of directors of the surviving corporation.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger and Reorganization, dated June 9, 2017, by and between Carolina Financial Corporation and First South Bancorp, Inc. (incorporated by reference from Exhibit 2.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 15, 2017)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

First South Bancorp, Inc.
(Registrant)

Date: November 1, 2017	By:	/s/ Scott C. McLean
Scott C. McLean
Executive Vice President
Chief Financial Officer

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